UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2010

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  As previously announced, Jeff Smisek has assumed the position of Chairman of the Board, President and Chief Executive Officer of Continental Airlines, Inc. (the “Company”), effective on January 1, 2010 following the resignation of Larry Kellner effective on December 31, 2009.  In connection with his promotion, Mr. Smisek has entered into an agreement with the Company dated January 4, 2010 pursuant to which he has agreed to forego his annual salary of $730,000 and any annual bonus that would otherwise be earned for each calendar year beginning January 1, 2010 unless the Company makes a profit for such full calendar year.  In the agreement, Mr. Smisek acknowledges that his participation in certain benefits, such as the Company’s 401(k) plan and employee stock purchase plan, will be impacted by his salary and annual bonus waiver.  The Company also agrees that if the salary and annual bonus waiver impacts Mr. Smisek’s participation in welfare benefit plans such as life insurance or disability, it will provide him equivalent benefits at no additional cost.  The agreement further provides that the salary and annual bonus waiver will not otherwise affect Mr. Smisek’s rights under his employment agreement, including, without limitation, Mr. Smisek’s right to participate in any long term incentive program maintained by the Company and the calculation of benefits based on salary or annual bonus level.

The information required to be reported pursuant to Item 5.02(c)(2) of Form 8-K was included in Item 5.02(c) to the Company's Current Report on Form 8-K dated July 16, 2009, which is incorporated herein by reference.  The foregoing description of the agreement with Mr. Smisek is qualified in its entirety by reference to the full text of the agreement, which is filed herewith as Exhibit 99.1.

On January 4, 2010, Mr. Smisek wrote a letter to employees, which the Company released to the press, concerning his decision to forego his salary and annual bonus.  Mr. Smisek’s letter to employees is filed herewith as Exhibit 99.2 and is incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter Agreement dated January 4, 2010 between the Company and Jeff Smisek
99.2	Letter to employees released to the press

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

January 4, 2010	By /s/ Lori A. Gobillot
Lori A. Gobillot
Staff Vice President and Assistant General
Counsel

EXHIBIT INDEX

99.1	Letter Agreement dated January 4, 2010 between the Company and Jeff Smisek
99.2	Letter to employees released to the press